As filed with the Securities and Exchange Commission on May 27, 2005


                                                      Registration Nos.  33-2627
                                                                        811-4551
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        |_| Pre-Effective Amendment No.


                        |X| Post-Effective Amendment No. 54

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940,
                           as amended Amendment No. 54


                           SMITH BARNEY EQUITY FUNDS
               (Exact name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
              (Address of Principal Executive Offices) (Zip Code)

                                 (203) 890-7026
             (Registrant's Telephone Number, including Area Code:)

                                Robert I. Frenkel
            300 First Stamford Place, Stamford, CT 06902, 4th Floor
                    (Name and Address of Agent For Service)

                                   Continuous
                 (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

|_| immediately upon filing pursuant to Paragraph (b)

|X| On May 31, 2005 pursuant to paragraph (b)

|_| 60 days after filing pursuant to paragraph (a)(1)

|_| On (date) pursuant to paragraph (a)(1)

|_| 75 days after filing pursuant to paragraph (a)(2)
|_| On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                   PROSPECTUS

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                                  SMITH BARNEY
                                SOCIAL AWARENESS
                                      FUND
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Class A, B, C and Y Shares
May 31, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(R)

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   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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Smith Barney
Social Awareness Fund

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                                    Contents
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Investments, risks and performance ........................................    2

More on the fund's investments ............................................    7

More on the fund's social awareness criteria ..............................    8

Management ................................................................    9

Choosing a class of shares to buy .........................................   11

Comparing the fund's classes ..............................................   13

Sales charge ..............................................................   14


More about deferred sales charges .........................................   18

Buying shares .............................................................   19

Exchanging shares .........................................................   20


Redeeming shares ..........................................................   22

Other things to know about share transactions .............................   24

Dividends, distributions and taxes ........................................   27


Share price ...............................................................   28

Financial highlights ......................................................   30


The fund is a separate series of Smith Barney Equity Funds, a Massachusetts business trust.


                                                    Smith Barney Mutual Funds  1

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Investments, risks and performance
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Investment objective

The fund seeks high total return consisting of capital appreciation and current income.

Principal investment strategies


Key investments The fund invests primarily in common stocks and other equity securities of U.S. companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund also normally invests between 15% and 35% of its assets in fixed income securities. The fixed income securities in which the fund invests are primarily investment grade, and may be of any maturity. The fund also may invest a portion of its assets in equity and debt securities of foreign issuers. As described below, the fund emphasizes companies that both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.


Selection process Equity Securities. The fund invests in a broad range of companies, industries and sectors, without regard to market capitalization. The manager uses a "core" approach to selecting equity securities. In selecting individual equity securities, the manager looks for companies it believes are undervalued. Specifically, the manager looks for:

o     Attractive risk-adjusted price/earnings ratio, relative to growth
o     Positive earnings trends
o     Favorable financial condition

Fixed Income Securities. In selecting fixed income investments, the manager:

o Determines sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and interest rate outlook
o Uses fundamental credit analysis to determine the relative value of bond issues
o Identifies undervalued bonds and attempts to avoid bonds that may be subject to credit downgrades

Social Awareness Criteria. As a component of the selection process, the manager considers whether, relative to other companies in an industry, a company that meets these investment criteria also is sensitive to social issues related to its products, services, or methods of doing business.


2  Smith Barney Social Awareness Fund

Social factors considered include:

o     Fairness of employment policies and labor relations
o     Involvement in community causes
o Efforts and strategies to minimize the negative impact of business activities and products and to embrace alternatives to unsafe polluting and wasteful activities or products
o     Responsibility and fairness of advertising and marketing practices

In addition, the fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in:

o     Tobacco production
o     Production of weapons
o     Ownership or design of nuclear facilities

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o     Stock prices decline generally
o Socially aware companies fall out of favor with investors or fail to perform as well as companies that do not fit the fund's social criteria
o Interest rates rise, causing the value of fixed income securities in the fund's portfolio to decline
o The issuer of a fixed income security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
o The manager's judgment about the attractiveness, value or appreciation of a particular security, or the creditworthiness of a company in which the fund invests, proves to be incorrect

o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.


Because the manager uses social awareness criteria as a component of its selection process, the fund's universe of investments may be smaller than that of other funds. In some circumstances, this could cause the fund's return to be lower than that of a fund that may invest in other issuers with strong earnings and growth potential, but that do not meet the fund's social awareness criteria.

Who may want to invest The fund may be an appropriate investment if you:

o     Are seeking to invest in a portfolio with a socially aware component
o     Are seeking a combination of capital appreciation and current income
o     Are willing to accept the risks of the stock and bond markets


                                                    Smith Barney Mutual Funds  3

Performance Information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indexes. The bar chart and the information below show performance of the fund's Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) and reinvestment of distributions and dividends applicable to the respective classes and the performance for Class B shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


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                         Total Return for Class B Shares
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  [The following table was depicted as a bar chart in the printed material.]

   95     96      97      98      99     00       01       02       03      04
   --     --      --      --      --     --       --       --       --      --
24.01%  11.42%  20.38%  26.63%  12.06%  0.79%  (11.67)%  (15.97)%  22.11%  6.73%

                        Calendar years ended December 31

Highest and Lowest Quarterly returns:
(for periods shown in the bar chart)


Highest: 19.07% in 4th quarter 1998; Lowest: (11.98)% in 3rd quarter 2001. Year-to-date (through 3/31/05): (3.72)%



4  Smith Barney Social Awareness Fund

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                          Average Annual Total Returns
                     Calendar Year Ended December 31, 2004
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                                                         Since     Inception
                        1 year     5 years  10 years   Inception     Date
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Class A Return
Before Taxes            2.22%      (0.73)%    8.97%      8.86%      11/6/92
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Class B Return
Before Taxes            1.73%      (0.67)%    8.69%      8.79%       2/2/87
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Class B Return
After Taxes on
Distributions(1)        1.06%      (1.40)%    7.33%      N/A
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Class B Return After
Taxes on Distributions
and Sale of Fund
Shares(1)               1.82%      (0.80)%    7.01%      N/A
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Class C Return(2)
Before Taxes            5.80%      (0.45)%    8.75%      7.96%       05/05/93
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Class Y Return
Before Taxes*           N/A         N/A       N/A        N/A           N/A
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S&P 500 Index(3)       10.87%      (2.30)%   12.07%      N/A           N/A
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Lehman Gov/Cred
Bond Index(4)           4.19%       8.00%     7.80%      N/A           N/A


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, Class C and Class Y shares will vary.
(2) Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

(3) The S&P 500 Index is a market value-weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

(4) The Lehman Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment-grade (rated Baa/BBB or higher), but reflects no deduction for fees, expenses or taxes. It is not possible to invest directly in the index.
* There were no Class Y shares outstanding for the calendar year ended December 31, 2004.


                                                    Smith Barney Mutual Funds  5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

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                                Shareholder fees
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(fees paid directly from your investment)   Class A   Class B   Class C  Class Y
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Maximum sales charge (load) imposed
on purchases
(as a % of offering price)                   5.00%     None     None     None
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Maximum deferred sales charge (load)
(as a % of the lower of net
asset value at purchase or redemption)       None*     5.00%    1.00%    None


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                               Annual fund operating expenses
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(expenses deducted from fund assets)         Class A     Class B     Class C     Class Y**
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Management fee                               0.65%       0.65%       0.65%        0.65%
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Distribution and service (12b-1) fees        0.25%       1.00%       1.00%        None
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Other expenses                               0.28%       0.34%       0.27%        0.28%
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Total annual fund operating expenses         1.18%       1.99%       1.92%        0.93%
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* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

** For Class Y shares, "Other Expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding for the fiscal year ended January 31, 2005.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown
o Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
o     You reinvest all distributions and dividends without a sales charge
o The fund's operating expenses (before fee waivers and/or expense reimbursement, if any) remain the same


6  Smith Barney Social Awareness Fund

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                      Number of years you own your shares
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                                         1 year    3 years   5 years   10 years
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Class A (with or without redemption)      $614      $856     $1,117     $1,860
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Class B (redemption at end of period)     $702      $924     $1,173     $2,108*
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Class B (no redemption)                   $202      $624     $1,073     $2,108*
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Class C (redemption at end of period)     $295      $603     $1,037     $2,243
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Class C (no redemption)                   $195      $603     $1,037     $2,243
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Class Y (with or without redemption)      $ 95      $296     $  515     $1,143


* Assumes conversion to Class A shares approximately eight years after purchase

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More on the fund's investments
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Derivative contracts The fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices, options on these futures, and interest rate futures, for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or stock prices
o     As a substitute for buying or selling securities
o     As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indexes. Even a small investment in derivative contracts can have a big impact on the fund's interest rate or stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


Foreign securities The fund may invest a portion of its assets, generally less than 15% (but not more than 25%), in securities of foreign issuers. These securities generally include American Depository Receipts (ADRs), Yankee Bonds and other securities quoted in U.S. dollars, but may also include non-U.S. dollar denominated securities. Because the fund may invest in securities of foreign issuers, the fund carries additional risks. The value of your investment may decline if the U.S. and/or foreign stock markets decline or currency rates adversely affect the value of foreign currencies relative to the U.S.



                                                    Smith Barney Mutual Funds  7
dollar. Prices of foreign securities may go down because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies. These risks are greater for issuers in emerging markets.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the SAI.

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More on the fund's social awareness criteria
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The manager believes that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies that offer attractive long-term investment potential. The manager believes that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; or by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its consumer franchise. The manager also believes that top quality management teams who successfully balance their companies' business interests with their social influences can gain competitive advantages over the long run, which may result in increased shareholder values and, therefore, make the company's shares a better investment. The fund is designed to combine both financial and social criteria in all of its investment decisions.


The manager will use its best efforts to assess a company's social performance. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The manager will monitor the social progress or deterioration of each company in which the fund invests.


8  Smith Barney Social Awareness Fund

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Management
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Manager The fund's investment manager and administrator is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. ("Citigroup") Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.


Charles P. Graves, III, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the equity portion of the fund's portfolio since 2001. Ellen S. Cammer, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fixed income portion of the fund's portfolio since 1995. Eugene Kirkwood, investment officer of the manager and director of CGM, is co-manager on the fixed income portion of the fund. Mr. Kirkwood is a senior portfolio manager in the group led by Ms. Cammer and works on the active core bond strategy in the separate account area, Mr. Kirkwood has worked with Ms. Cammer on the fund's fixed income portfolio since shortly after he joined the organization in 1995.

The SAI provides additional information about each primary portfolio manager's compensation, other accounts managed by the primary portfolio managers and the primary portfolio managers' ownership of securities of the fund.

Management fee For its services, the manager received a fee during the fiscal year ended January 31, 2005 equal to 0.52% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.10% of the fund's average daily net assets.


Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

                                                    Smith Barney Mutual Funds  9

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain shareholder record keeping and accounting services.


Recent Developments In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies; CTB, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.


In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already


10  Smith Barney Social Awareness Fund
paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency agreement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.


Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.


Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

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Choosing a class of shares to buy
--------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

o     How much you plan to invest.
o     How long you expect to own the shares.
o The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
o     Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.


                                                   Smith Barney Mutual Funds  11

You may buy shares from:

o Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").
o The fund, but only if you are investing through certain qualified plans or Service Agents

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

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                                               Initial               Additional
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                                    Classes A, B, C      Class Y     All Classes
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General                                 $1,000         $15 million       $50
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IRAs, Self Employed Retirement
Plans, Uniform Gifts or Transfers
to Minor Accounts                       $  250         $15 million       $50
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Qualified Retirement Plans*             $   25         $15 million       $25
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Simple IRAs                             $    1             n/a           $ 1
--------------------------------------------------------------------------------
Monthly Systematic Investment Plans     $   25             n/a           $25
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Quarterly Systematic Investment
Plans                                   $   50             n/a           $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

More information about the fund's classes of shares is available through the Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

o     the front-end sales charges that apply to the purchase of Class A shares
o the deferred sales charges that apply to the redemption of Class B and Class C shares
o     who qualifies for lower sales charges on Class A shares
o     who qualifies for a sales load waiver


Go to http://www.citigroupam.com and click on the name of the fund.



12  Smith Barney Social Awareness Fund

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Comparing the fund's classes
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Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

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                       Class A                Class B             Class C            Class Y
---------------------------------------------------------------------------------------------------

Key features        o Initial sales         o No initial       o No initial        o No initial
                      charge                  sales charge       sales charge        or deferred
                    o You may qualify       o Deferred         o Deferred sales      sales charge
                      for reduction or        sales charge       charge for        o Must invest
                      waiver of initial       declines           only 1 year         at least
                      sales charge            over time        o Does not convert    $15 million
                    o Lower annual          o Converts to        to Class A        o Lower annual
                      expenses than           Class A after    o Higher annual       expenses than
                      Class B and             approximately      expenses than       the other
                      Class C                 8 years            Class A             classes
                                            o Higher annual
                                              expenses than
                                              Class A

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Initial sales         Up to 5.00%;            None               None                None
charge                reduced for
                      large purchases
                      and waived for
                      certain investors.
                      No charge for
                      purchases of
                      $1,000,000 or
                      more
---------------------------------------------------------------------------------------------------
Deferred              1.00% on                Up to 5.00%        1.00% if you        None
sales charge          purchases of            charged when       redeem within
                      $1,000,000 or           you redeem         1 year of
                      more if you             shares. The        purchase
                      redeem within           charge is
                      1 year of               reduced over
                      purchase                time and there
                                              is no deferred
                                              sales charge
                                              after 5 years
---------------------------------------------------------------------------------------------------
Annual                0.25% of average        1.00% of average   1.00% of average    None
distribution          daily net assets        daily net assets   daily net assets
and service
fees
---------------------------------------------------------------------------------------------------
Exchange              Class A shares          Class B shares     Class C shares      Class Y shares
privilege*            of most Smith           of most Smith      of most Smith       of most Smith
                      Barney funds            Barney funds       Barney funds        Barney funds

---------------------------------------------------------------------------------------------------

  *Ask your Service Agent for the Smith Barney funds available for exchange.


                                                   Smith Barney Mutual Funds  13

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Sales charge
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

--------------------------------------------------------------------------------
                                                                   Broker/Dealer
                                                                    Commission
                                       Sales Charge as a % of        as % of
                                      Offering       Net amount      offering
Amount of purchase                    price (%)     invested (%)       price
--------------------------------------------------------------------------------
Less than $25,000                        5.00         5.26              4.50
--------------------------------------------------------------------------------
$25,000 but less than $50,000            4.25         4.44              3.83
--------------------------------------------------------------------------------
$50,000 but less than $100,000           3.75         3.90              3.38
--------------------------------------------------------------------------------
$100,000 but less than $250,000          3.25         3.36              2.93
--------------------------------------------------------------------------------
$250,000 but less than $500,000          2.75         2.83              2.48
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000        2.00         2.04              1.80
--------------------------------------------------------------------------------
$1,000,000 or more                       0.00         0.00        up to 1.00*

* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.


14  Smith Barney Social Awareness Fund

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the applicable sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege -- lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

o     you; or
o     your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.-Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.


                                                   Smith Barney Mutual Funds  15

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent -- lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by:

o     you; or
o     your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.-Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.


16  Smith Barney Social Awareness Fund

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

o     Employees of NASD members
o Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM
o Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified


If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: http://www.citigroupam.com and click on the name of the fund.


Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------
                                                                     6th through
Year after purchase       1st     2nd      3rd      4th      5th          8th
--------------------------------------------------------------------------------
Deferred sales charge     5%      4%       3%       2%       1%           0%
--------------------------------------------------------------------------------

Service Agents selling Class B shares receive a commission of 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
Shares issued:         Shares issued:                  Shares issued:
At initial             On reinvestment of              Upon exchange from
purchase               dividends and                   another Smith Barney
                       distributions                   fund
--------------------------------------------------------------------------------
Eight years            In same proportion as           On the date the shares
after the date         the number of Class B           originally acquired
of purchase            shares converting is to         would have converted
payment                total Class B shares you        into Class A shares
                       own (excluding shares
                       issued as dividends)


                                                   Smith Barney Mutual Funds  17

Class C shares (available through certain Service Agents)


You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


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More about deferred sales charges
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore your sales charge will not take into account any subsequent appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

o     Shares exchanged for shares of another Smith Barney fund;

o     Shares representing reinvested distributions and dividends; or
o     Shares no longer subject to the deferred sales charge.


Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.


18  Smith Barney Social Awareness Fund

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

o     On payments made through certain systematic withdrawal plans
o     On certain distributions from a retirement plan
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: http://www.citigroupam.com and click on the name of the fund.


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Buying shares
--------------------------------------------------------------------------------

           Through a    You should contact your Service Agent to open a
       Service Agent    brokerage account and make arrangements to buy shares.

                        If you do not provide the following information, your order will be rejected

                        o     Class of shares being bought
                        o     Dollar amount or number of shares being bought

                        Your Service Agent may charge an annual account
                        maintenance fee.
--------------------------------------------------------------------------------
         Through the    Qualified retirement plans and certain other investors
                fund    who are clients of certain Service Agents are eligible
                        to buy shares directly from the fund.

                        o     Write the fund at the following address:
                                  Smith Barney Equity Funds
                                  Smith Barney Social Awareness Fund
                                  (Specify class of shares)
                                  c/o PFPC Inc.
                                  P.O. Box 9699
                                  Providence, RI 02940-9699
                        o Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
                        o For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------


                                                   Smith Barney Mutual Funds  19

           Through a    You may authorize your Service Agent or the applicable
          systematic    sub-transfer agent to transfer funds automatically from
     investment plan    (i) a regular bank account, (ii) cash held in a
                        brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                        o Amounts transferred should be at least: $25 monthly or $50 quarterly.
                        o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

                        For more information, contact your Service Agent or the transfer agent or consult the SAI.

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Exchanging shares
--------------------------------------------------------------------------------

        Smith Barney    You should contact your Service Agent to exchange into
offers a distinctive    other Smith Barney funds. Be sure to read the prospectus
     family of funds    of the Smith Barney fund into which you are exchanging.
    tailored to help    An exchange is a taxable transaction.
    meet the varying
 needs of both large    o     You may exchange shares only for shares of the
and small investors.          same class of another Smith Barney fund. Not all
                              Smith Barney funds offer all classes.
                        o     Not all Smith Barney funds may be offered in your
                              state of residence.Contact your Service Agent or
                              the transfer agent for further information.
                        o     Exchanges of Class A, Class B and Class C shares
                              are subject to minimum investment requirements
                              (except for systematic investment plan exchanges),
                              and all shares are subject to the other
                              requirements of the fund into which exchanges are
                              made. Your shares will not be subject to an
                              initial sales charge at the time of the exchange.
                        o     If you hold share certificates, the applicable
                              sub-transfer agent must receive the certificates
                              endorsed for transfer or with signed stock powers
                              (documents transferring ownership of certificates)
                              before the exchange is effective.
                        o     The fund may suspend or terminate your exchange
                              privilege if you engage in an excessive pattern of
                              exchanges.
--------------------------------------------------------------------------------


20  Smith Barney Social Awareness Fund

           Waiver of    Your shares will not be subject to an initial sales
    additional sales    charge at the time of the exchange.
             charges
                        Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

--------------------------------------------------------------------------------

        By telephone    If you do not have a brokerage account with a Service
                        Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                        Exchange (NYSE) is open. For clients of a PFS
                        Investments Inc. Registered Representative, call
                        Primerica Shareholder Services at 1-800-544-5445 between
                        8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds
                        Shareholder Services at 1-800-451-2010 between 9:00 a.m.
                        and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

                        You can make telephone exchanges only between accounts that have identical registrations.

--------------------------------------------------------------------------------
             By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.


                                                   Smith Barney Mutual Funds  21

--------------------------------------------------------------------------------
Redeeming shares
--------------------------------------------------------------------------------

           Generally    Contact your Service Agent to redeem shares of the fund.

                        If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

                        If the shares are held by a fiduciary or corporation, other documents may be required.

                        Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                        If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

             By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                        For clients of a PFS Investments Inc. Registered Representative, write Primerica Shareholder Services at the following address:

                          Primerica Shareholder Services
                          P.O. Box 9662
                          Providence, RI 02940-9662

                        For all other investors, send your request to PFPC Inc. at the following address:

                          Smith Barney Equity Funds
                          Smith Barney Social Awareness Fund
                          (Specify class of shares)
                          c/o PFPC Inc.
                          P.O. Box 9699
                          Providence, RI 02940-9699

                        Your written request must provide the following:

                        o     The name of the fund and your account number
                        o The class of shares and the dollar amount or number of shares to be redeemed
                        o Signatures of each owner exactly as the account is registered


22  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
        By telephone    If you do not have a brokerage account with a Service
                        Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Investments Inc. Registered Representative, call
                        Primerica Shareholder Services at 1-800-544-5445 between
                        8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds
                        Shareholder Services at 1-800-451-2010 between 9:00 a.m.
                        and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at net asset value next determined.

                        Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                        (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The applicable sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

--------------------------------------------------------------------------------

      Automatic cash    You can arrange for the automatic redemption of a
    withdrawal plans    portion of your shares on a monthly or quarterly basis.
                        To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least
                        $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                        The following conditions apply:

                        o    Your shares must not be represented by certificates
                        o    All dividends and distributions must be reinvested

                        For more information, contact your Service Agent or consult the SAI.


                                                   Smith Barney Mutual Funds  23

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

o     Name of the fund
o     Your account number
o     Class of shares being bought, exchanged or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

o     Are redeeming over $50,000
o Are sending signed share certificates or stock powers to the applicable sub-transfer agent
o Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration
o You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions
o Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
o Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


24  Smith Barney Social Awareness Fund

Small account balances/Mandatory redemptions If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.


The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances upon advance notice to shareholders and prospective investors.


For more information contact your Service Agent or the transfer agent or consult the SAI.


Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund's long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific



                                                   Smith Barney Mutual Funds  25
restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.


26  Smith Barney Social Awareness Fund

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Dividends, distributions and taxes
--------------------------------------------------------------------------------

Dividends and Distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent, or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

--------------------------------------------------------------------------------
           Transaction                   Federal tax status
--------------------------------------------------------------------------------
Redemption or exchange of shares         Usually capital gain or loss;
                                         long-term only if shares owned
                                         more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions     Long-term capital gain
--------------------------------------------------------------------------------
Dividends                                Ordinary income, potentially taxable at
                                         long-term capital gains rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.


                                                   Smith Barney Mutual Funds  27

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. The market price



28  Smith Barney Social Awareness Fund
for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable--the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.


                                                   Smith Barney Mutual Funds  29

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Financial highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Effective as of April 29, 2004, Class L shares of the fund were renamed Class C shares. No information is present for Class Y shares because no Class Y shares were outstanding during the past five fiscal years.



30  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
For a Class A(1) share of beneficial interest
outstanding throughout each year ended January 31:
--------------------------------------------------------------------------------

                                     2005             2004          2003           2002            2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                          $   21.59        $   17.26     $   20.77     $   25.50       $   25.79
----------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                 0.24             0.18          0.25          0.29(2)         0.39
  Net realized and unrealized
    gain (loss)                         0.61             4.43         (3.50)        (4.07)(2)        1.76
----------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                       0.85             4.61         (3.25)        (3.78)           2.15
----------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (0.25)           (0.24)        (0.26)        (0.31)          (0.43)
  Net realized gains                   (0.76)           (0.04)           --         (0.64)          (2.01)
----------------------------------------------------------------------------------------------------------
Total distributions                    (1.01)           (0.28)        (0.26)        (0.95)          (2.44)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year       $   21.43        $   21.59     $   17.26     $   20.77       $   25.50
----------------------------------------------------------------------------------------------------------
Total return(3)                         4.05%           26.92%       (15.76)%      (14.99)%          8.78%
----------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000s)                      $ 263,581        $ 286,640     $ 237,680     $ 308,856       $ 360,550
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                              1.15%(4)         1.20%         1.25%         1.23%           1.15%
  Net investment income                 1.12             0.96          1.32          1.30(2)         1.52
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   42%              45%           56%           43%             36%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts would have been $0.30, $(4.08) and 1.34% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment adviser voluntarily waived a portion of its fees for the year ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.18%.



                                                   Smith Barney Mutual Funds  31

--------------------------------------------------------------------------------
For a Class B(1) share of beneficial interest
outstanding throughout each year ended January 31:
--------------------------------------------------------------------------------

                                     2005             2004          2003          2002            2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                          $   21.65        $   17.31     $   20.81     $   25.51       $   25.81
----------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                 0.07             0.03          0.10          0.11(2)         0.19
  Net realized and unrealized
  gain (loss)                           0.61             4.43         (3.52)        (4.05)(2)        1.75
----------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                       0.68             4.46         (3.42)        (3.94)           1.94
----------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (0.06)           (0.08)        (0.08)        (0.12)          (0.23)
  Net realized gains                   (0.76)           (0.04)           --         (0.64)          (2.01)
----------------------------------------------------------------------------------------------------------
Total distributions                    (0.82)           (0.12)        (0.08)        (0.76)          (2.24)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year       $   21.51        $   21.65     $   17.31     $   20.81       $   25.51
----------------------------------------------------------------------------------------------------------
Total return(3)                         3.25%           25.87%       (16.45)%      (15.63)%          7.91%
----------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000s)                      $  98,552        $ 110,204     $  97,729     $ 138,313       $ 191,725
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                              1.96%(4)         2.00%         2.06%         2.00%           1.94%
  Net investment income                 0.31             0.16          0.51          0.50(2)         0.73
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   42%              45%           56%           43%             36%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts for Class B shares would have been $0.12 for net investment income, $(4.06) for net realized and unrealized loss, and 0.54% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment adviser voluntarily waived a portion of its fees for the year ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.99%.



32  Smith Barney Social Awareness Fund

--------------------------------------------------------------------------------
For a Class C(1)(2) share of beneficial interest
outstanding throughout each year ended January 31:
--------------------------------------------------------------------------------

                                     2005          2004         2003         2002           2001
---------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                          $  21.72      $  17.37     $  20.89     $  25.59       $  25.88
---------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)             0.08          0.05         0.11         0.13(3)        0.19
  Net realized and unrealized
    gain (loss)                        0.61          4.45        (3.53)       (4.07)(3)       1.77
---------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                      0.69          4.50        (3.42)       (3.94)          1.96
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.08)        (0.11)       (0.10)       (0.12)         (0.24)
  Net realized gains                  (0.76)        (0.04)          --        (0.64)         (2.01)
---------------------------------------------------------------------------------------------------
Total distributions                   (0.84)        (0.15)       (0.10)       (0.76)         (2.25)
---------------------------------------------------------------------------------------------------
Net asset value, end of year       $  21.57      $  21.72     $  17.37     $  20.89       $  25.59
---------------------------------------------------------------------------------------------------
Total return(4)                        3.28%        25.99%      (16.40)%     (15.57)%         7.94%
---------------------------------------------------------------------------------------------------
Net assets, end of
  year (000s)                      $ 20,983      $ 21,609     $ 19,778     $ 27,282       $ 31,651
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             1.88%(5)      1.93%        2.00%        1.94%          1.93%
  Net investment income                0.39          0.24         0.57         0.59(3)        0.74
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                  42%           45%          56%          43%            36%
---------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On April 29, 2004, Class L shares were renamed as Class C shares.
(3) Effective February 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended January 31, 2002, those amounts for Class C shares would have been $0.14 for net investment income, $(4.08) for net realized and unrealized loss, and 0.63% for the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
(4) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5) The investment adviser voluntarily waived a portion of its fees for the year ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.92%.



                                                   Smith Barney Mutual Funds  33

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Smith Barney
Social Awareness
Fund

An investment portfolio of
Smith Barney Equity Funds


You may visit the fund's web site at www.citigroupam.com for a free copy of a Prospectus, Statement of additional information ("SAI") or an Annual or Semi-Annual Report or to request other information.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services, at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file
no. 811-04551)
FD0225 05/05

[UNION LOGO]

[RECYCLE LOGO]  Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

                           SMITH BARNEY EQUITY FUNDS

                       Smith Barney Social Awareness Fund
                                125 Broad Street
                            New York, New York 10004
                                  800-451-2010


Statement of Additional Information                                 May 31, 2005

      This statement of additional information expands upon and supplements the information contained in the current prospectus, dated May 31, 2005, as amended or supplemented from time to time, of Smith Barney Social Awareness Fund ("Social Awareness Fund" or the "fund"). The fund is a series of Smith Barney Equity Funds (the "trust"). This statement of additional information should be read in conjunction with the fund's prospectus, which may be obtained from a Smith Barney Financial Consultant, a PFS Investments Inc. Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent") or by writing or calling the trust at the address or telephone number set forth above. This statement of additional information, although not in itself a prospectus, is incorporated by reference into the fund's prospectus in its entirety.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Contents

      Management of the Trust .......................................    2
      Investment Objectives and Policies ............................   12
      Purchase, Exchange and Redemption of Shares ...................   31
      PFS Accounts ..................................................   32
      Distributor ...................................................   43
      Valuation of Shares ...........................................   46
      Dividends and Distributions ...................................   47
      Taxes .........................................................   47

      Additional Information ........................................   52
      Other Information .............................................   54
      Financial Statements ..........................................   54

      Appendix A - Proxy Voting Policies and Procedures .............  A-1
      Appendix B - Securities Ratings ...............................  B-1

      This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

MANAGEMENT OF THE TRUST

      The executive officers of the trust are employees of the following organizations, which are among the organizations providing services to the trust:

      Name                                             Service

      Citigroup Global Markets Inc. ("CGM") ........   Distributor of the fund
      PFS Distributors, Inc. ("PFS Distributors") ..   Distributor of the fund
      Smith Barney Fund Management LLC
        ("SBFM" or the "Manager") ..................   Investment Adviser and
                                                       Administrator of the fund
      State Street Bank and Trust Company
        ("State Street") ...........................   Custodian
      Citigroup Trust Bank, fsb ("Transfer Agent") .   Transfer Agent
      PFPC Inc. ("Sub-Transfer Agent") .............   Sub-Transfer Agent
      Primerica Shareholder Services
        ("Sub-Transfer Agent") .....................   Sub-Transfer Agent

      These organizations and the services they perform for the trust and the fund are discussed in the prospectus and in this statement of additional information.

Trustees and Executive Officers of the Trust


      The names of the Trustees and the executive officers of the trust, together with information as to their principal business occupations, are set forth below. The executive officers of the trust are employees of organizations that provide service to the fund. Each Trustee who is an "interested person" of the trust, as defined in The Investment Company Act of 1940, as amended (the "1940 Act") is interested by virtue of that individual's position with Citigroup or its affiliates.


                                                                                             Number of
                                                Term of                                     Portfolios
                                                Office+                                       in Fund
                               Position(s)    and Length                                      Complex       Other Board
      Name, Address,            Held with       of Time      Principal Occupation(s)        Overseen by     Memberships
      and Birth Year              Fund          Served       During Past 5 Years              Trustee       Held by Trustee**
-------------------------      -----------    ----------     -----------------------        -----------     -----------------
INDEPENDENT
TRUSTEES


Lee Abraham                      Trustee         Since       Retired; Former Director           31               None
13732 LaHavre Drive                              1999        of Signet Group PLC
Frenchman's Creek                                            (specialty retail jeweler)
Palm Beach Gardens,
FL 33410
Birth Year: 1927

Jane F. Dasher                   Trustee         Since       Controller of PBK                  27               None
Korsant Partners                                 1999        Holdings Inc., a family
283 Greenwich Avenue                                         investment company
3rd Floor
Greenwich, CT 06830
Birth Year: 1949


Richard E. Hanson, Jr.           Trustee         Since       Retired; former Head of            27               None
2751 Vermont Rte 140                             1999        The Atlanta Jewish
Poultney, VT 05764                                           Community High
Birth Year: 1941                                             School, Atlanta,
                                                             Georgia

                                                                                             Number of
                                                Term of                                     Portfolios
                                                Office+                                       in Fund
                               Position(s)    and Length                                      Complex       Other Board
      Name, Address,            Held with       of Time      Principal Occupation(s)        Overseen by     Memberships
      and Birth Year              Fund          Served       During Past 5 Years              Trustee       Held by Trustee**
-------------------------      -----------    ----------     -----------------------        -----------     -----------------
Paul Hardin                      Trustee         Since       Professor of Law and               34               None
12083 Morehead                                   1994        Chancellor Emeritus at
Chapel Hill, NC 27514                                        University of North
Birth Year: 1931                                             Carolina at Chapel Hill

Roderick C. Rasmussen            Trustee         Since       Investment Counselor               27               None
9 Cadence Court                                  1982
Morristown, NJ 07960
Birth Year: 1926

John P. Toolan                   Trustee         Since       Retired                            27          Trustee of John
13 Chadwell Place                                1992                                                       Hancock Funds
Morristown, NJ 07960
Birth Year: 1930

INTERESTED
TRUSTEES


R. Jay Gerken*                  Chairman,        Since       Managing Director                  220              None
Citigroup Asset                 President        2002        of Citigroup Global
Management (CAM)                and Chief                    Markets Inc. ("CGM");
399 Park Avenue                 Executive                    Chairman, President
4th Floor                       Officer                      and Chief Executive
New York, NY 10022                                           Officer of SBFM,
Birth Year: 1951                                             Travelers Investment
                                                             Adviser, Inc. ("TIA")
                                                             and Citi Fund Manage-
                                                             ment Inc. ("CFM");
                                                             President and Chief
                                                             Executive Officer
                                                             of certain mutual
                                                             funds associated
                                                             with Citigroup Inc.
                                                             ("Citigroup"); Formerly,
                                                             Portfolio Manager of
                                                             Smith Barney Allocation
                                                             Series Inc. (from 1996
                                                             to 2001) and Smith
                                                             Barney Growth and
                                                             Income Fund (from
                                                             1996 to 2000)


OFFICERS

                                                               Term of Office+
  Name, Address,                Position(s) Held                and Length of   Principal Occupation(s)
  and Birth Year                    with Fund                    Time Served    During Past 5 Years
------------------           -------------------------         ---------------  -----------------------
Andrew B. Shoup              Senior Vice President and              Since       Director of CAM; Senior
CAM                          Chief Administrative                   2003        Vice President and Chief
125 Broad Street             Officer                                            Administrative Officer of mutual
11th Floor                                                                      funds associated with Citigroup;
New York, NY 10004                                                              Treasurer of certain mutual
Birth Year: 1956                                                                funds associated with Citigroup;
                                                                                Head of International Funds
                                                                                Administration of CAM (from 2001
                                                                                to 2003); Director of Global
                                                                                Funds Administration of CAM (from
                                                                                2000 to 2001); Head of U.S.
                                                                                Citibank Funds Administration of
                                                                                CAM (from 1998 to 2000)

Robert J. Brault             Chief Financial Officer                Since       Director of CGM; Chief
CAM                          and Treasurer                          2004        Financial Officer and Treasurer
125 Broad Street                                                                of certain mutual funds
11th Floor                                                                      associated with Citigroup;
New York, NY 10004                                                              Director of Internal Control for
Birth Year: 1965                                                                CAM U.S. Mutual Fund
                                                                                Administration (from 2002 to
                                                                                2004); Director of Project
                                                                                Management & Information Systems
                                                                                for CAM U.S. Mutual Fund
                                                                                Administration (from 2000 to
                                                                                2002); Vice President of Mutual
                                                                                Fund Administration at Investors
                                                                                Capital Services (from 1999 to
                                                                                2000)

Ellen S. Cammer              Vice President and Investment          Since       Managing Director of CGM
CAM                          Officer                                1996
399 Park Avenue
4th Floor
New York, NY  10022
Birth Year: 1954

Charles P. Graves III        Vice President and Investment          Since       Managing Director of CGM
CAM                          Officer                                2001
100 First Stamford Place
7th Floor
Stamford, CT  06902
Birth Year: 1962

Eugene J. Kirkwood           Vice President and Investment          Since       Managing Director of CGM
CAM                                                                 2004
399 Park Avenue
4th Floor
New York, NY 10022
Birth Year: 1964

                                                               Term of Office+
  Name, Address,                Position(s) Held                and Length of   Principal Occupation(s)
  and Birth Year                    with Fund                    Time Served    During Past 5 Years
------------------           -------------------------         ---------------  -----------------------
Andrew Beagley               Chief Anti-Money                       Since       Director, CGM (since 2000);
CAM                          Laundering Compliance                  2002        Director of Compliance, North
399 Park Avenue              Officer (since 2002)                    and        America, Citigroup Asset
New York, NY 10022           Chief Compliance Officer               2004        Management (since 2000);
Birth Year: 1962             (since 2004)                                       Director of Compliance; Europe,
                                                                                the Middle East and Africa,
                                                                                Citigroup Asset Management
                                                                                (1999-2000); Compliance Officer,
                                                                                Salomon Brothers Asset
                                                                                Management Limited, Smith
                                                                                Barney Global Capital
                                                                                (Management Inc., Salomon
                                                                                Brothers Asset Management
                                                                                Asia Pacific Limited (1997-1999)

Kaprel Ozsolak               Controller                             Since       Vice President of CGM;
CAM                                                                 2002        Controller of certain mutual
125 Broad Street                                                                funds associated with Citigroup
11th Floor
New York, NY 10004
Birth Year: 1965

Robert I. Frankel            Secretary and                          Since       Managing Director and General
CAM                          Chief Legal Officer                    2003        Counsel of Global Mutual Funds
300 First Stamford Place                                                        for CAM and its predecessor
Stamford, CT 06902                                                              (since 1994); Secretary of CFM;
Birth Year: 1954                                                                Secretary and Chief Legal Officer
                                                                                of mutual funds associated with
                                                                                Citigroup

--------------
+     Trustees serve until their successors are elected and qualified.
* Mr. Gerken is an "interested person" of the trust as defined in the 1940 Act, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

      The business affairs of the fund are managed by or under the direction of the Board of Trustees (the "Board").

      The fund has no compensation committee of the Board or any committee performing similar functions. The fund has an administrative and governance committee (the "Nominating Committee") composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard E. Hanson, Jr., which acts as a nominating committee of the Board of Trustees.


      The nominating committee is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

      The fund has an audit and investment performance committee ("Audit Committee"), comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit Committee are John Toolan, Lee Abraham and Jane F. Dasher.

      In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the fund for their ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund's independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

      The fund also has a pricing committee, which is charged with determining fair value prices for securities when required, composed of the Chairman of the Board and one independent Trustee. During the fund's most recent fiscal year the pricing committee met four times.


      The following table sets forth the dollar range of equity securities in the fund beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of January 31, 2005:


                                                             Aggregate Dollar Range of Equity
                                                          Securities in All Registered Investment
                             Dollar Range of Equity*         Companies overseen by director in
Name of Trustee             Securities in the Company         Family of Investment Companies
---------------             -------------------------     ---------------------------------------
Lee Abraham                             A                                    E
Jane F. Dasher                          B                                    E
Donald R. Foley                         A                                    E
R. Jay Gerken                           A                                    E
Richard E. Hanson, Jr.                  A                                    C
Paul Hardin                             C                                    E
Roderick C. Rasmussen                   A                                    C
John P. Toolan                          A                                    E

----------
* The dollar ranges are as follows:
A = None   B = $1-$10,000   C = $10,001-$50,000   D = $50,001-$100,000
E = Over $100,000

      As of May 16, 2005, none of the Independent Trustees, or his or her immediate family members, owned beneficially or of record any securities in the Manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or principal underwriter of the fund.


      The table on the next page shows the compensation paid by the fund and other Smith Barney Mutual Funds to each trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its trustees and officers. Officers and interested trustees of the fund are compensated by CGM.


      No officer, director or employee of CGM, or of any parent or subsidiary receives any compensation from the trust for serving as an officer or trustee of the trust. Fees for trustees who are not "interested persons" of the trust and who are directors/trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $100 for each telephonic meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. During the calendar year ended December 31, 2004 such expenses for the group totaled $26,299.

      For the fiscal year ended January 31, 2005, the trustees of the trust were paid the following compensation:

                               COMPENSATION TABLE

                                              Total
                            Aggregate      Compensation
                          Compensation     from Fund and
                          from the Fund    Fund Complex       Total Number of
                             for the          for the         Funds for Which
                           Fiscal Year      Fiscal Year       Director Serves
Name of Trustee           ended 1/31/05    ended 1/31/05    within Fund Complex
---------------           -------------    -------------    -------------------
Lee Abraham                 $8,500          $ 87,600                  27
Allan J. Bloostein*         $6,850          $121,737                  34
Jane Dasher                 $7,826          $ 85,800                  27
Donald R. Foley**           $2,900          $ 52,650                  27
R. Jay Gerken+              $    0          $      0                  219
Richard E. Hanson, Jr.      $7,500          $ 79,600                  27
Paul Hardin                 $7,500          $134,300                  34
Roderick C. Rasmussen**     $4,900          $ 49,600                  27
John P. Toolan*             $7,526          $ 82,700                  27

----------
+ Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of CGM and a director and/or officer of affiliates of SBFM, the fund's manager.


*     Mr. Bloostein became a Trustee Emeritus on January 1, 2005.

** Pursuant to the trust's deferred compensation plan, the trustees indicated have elected to defer the following amounts of their aggregate compensation from the fund: Donald R Foley: $876 and Roderick C.
      Rasmussen: $2,600, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $13,350 and Roderick C. Rasmussen:
      $30,000.

      Upon attainment of age 72 the Company's current trustees may elect to change to emeritus status. Any trustees elected or appointed to the Board of Trustees in the future will be required to change to emeritus status upon attainment of age 80. Mr. Bloostein and Mr. Foley are Trustees Emeritus. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the trust trustees, together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total paid to Emeritus trustees by the fund was $2,900, which was paid to Donald Foley.

      As of May 16, 2005, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund. As of May 16, 2005, to the knowledge of the fund, only the following shareholders or "groups" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, beneficially owned more than 5% of the outstanding shares of the following classes:

                                                                      PERCENTAGE
CLASS A
    PFPC BROKERAGE SERVICES*                                           24.5500
    FBO PRIMERICA FINANCIAL SERVICES
    211 SOUTH GULPH ROAD
    KING OF PRUSSIA, PA  19406

CLASS B
    PFPC BROKERAGE SERVICES*                                           57.9446
    FBO PRIMERICA FINANCIAL SERVICES
    211 SOUTH GULPH ROAD
    KING OF PRUSSIA, PA  19406

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* The trust believes that this entity is not the beneficial owner of shares held of record by them.

Investment Adviser and Administrator

      SBFM serves as investment adviser to the fund pursuant to a written agreement ("Management Agreement"), which was most recently approved by the fund's Board, including a majority of the trustees who are not interested persons of the fund or CGM, on June 25, 2003. SBFM is an indirect wholly-owned subsidiary of Citigroup.

      SBFM bears all expenses in connection with the performance of its services and pays the salary of any officer and employee who is employed by both it and the trust. For investment advisory services rendered, the fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.55% of the value of the fund's average daily net assets.


      SBFM also serves as administrator to the fund pursuant to a written administration agreement ("Administration Agreement"), which was most recently approved on June 25, 2004. For administration services rendered, the fund pays SBFM a fee at the annual rate of 0.10% of the value of the fund's average daily net assets.


      SBFM pays the salaries of all officers and employees who are employed by SBFM and the fund, maintains office facilities for the fund, furnishes the fund with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SBFM bears all expenses in connection with the performance of its services. Each of the service providers also bears all expenses in connection with the performance of its services under its agreement relating to the fund.

      The Management Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the trust's Board or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the trust's Board with such independent trustees casting votes in person at a meeting called for such purpose. The fund or the Manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Advisory Agreement

      At a meeting held on June 25, 2004, the board of Trustees of the fund considered the continuation of the fund's Investment Advisory Agreement between the manager and the fund for another year. The Board of Trustees of the portfolio, including the Independent Trustees, considered the reasonableness of the investment advisory fee with respect to the fund in light of the extent and quality of the investment advisory services provided and additional benefits received by the manager and its affiliates in connection with providing services to the fund, compared the fees charged by the manager to the fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to the fund. The Board also considered the performance of the portfolio relative to a selected peer group, the fund's total expenses in comparison to funds within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to portfolio performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. The Board also considered the manager's research arrangements with brokers who execute transactions on behalf of the fund.

      In analyzing the expenses incurred by the manager with respect to the fund, the Board members took note of the reports they had received regarding the profitability of the mutual fund business to the manager and its affiliates. The board also considered the expenses of the fund in comparison to those of funds within the peer group. The Board discussed with the manager the basis for the allocation of expenses of operating the portfolios and understood that they involved complex questions of judgment and that different methodologies could result in different levels of profitability (loss).


      No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement with respect to the fund. The Independent Trustees were advised by separate independent legal counsel throughout the process,

      For the fiscal years ended January 31, 2003, 2004 and 2005, the fund paid investment advisory and/or administration fees to SBFM as follows:


                                  2003             2004            2005
                                  ----             ----            ----
Investment advisory fees       $2,255,845       $2,118,433      $2,170,561
Administration fees            $  820,307       $  770,339      $  563,362


Code of Ethics

      Pursuant to Rule 17j-1 under the 1940 Act, the trust, its Manager and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

      The codes of ethics of the fund, its Manager and the principal underwriters are on file with the SEC.

Proxy Voting Guidelines and Procedures

      Although individual trustees may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

      Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of the fund's shareholders, on the one hand, and those of the Manager or any affiliated person of the fund, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.


      Information on how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund's website at http://www.citigroupam.com and (3) on the SEC's website at http://www.sec.gov.

Portfolio Managers


      The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of January 31, 2005.


Other Accounts Managed by Portfolio Managers

       The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.


                                 Registered                       Other Pooled
    Portfolio                    Investment                        Investment
    Manager(s)                   Companies                          Vehicles                        Other Accounts
--------------------       --------------------------        --------------------------       ---------------------------
Ellen Cammer               3 Registered investment           0 Other pooled investment        20,962 Other accounts
                           companies with $0.06              vehicles with $0 in assets       with $5.58 billion in total
                           billion in total assets           under management                 assets under management
                           under management


Charles Graves III         0 Registered investment           0 Other pooled investment        0 Other accounts with
                           companies with $0 in total        vehicles with $0 in assets       $0 in total assets under
                           assets under management           under management                 management

Eugene Kirkwood            1 Registered investment           0 Other pooled investment        147 Other accounts with
                           companies with $3 million in      vehicles with $0 in assets       $0.48 billion in total
                           total assets under management     under management                 assets under management



Portfolio Manager Compensation


      CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.


      CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

      The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

       Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

      Material Conflicts of Interest

      Material conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

      The table below identifies ownership of Fund securities by each Portfolio Manager.


                                                      Dollar Range of
         Portfolio Manager(s)                     Ownership of Securities
         --------------------                     -----------------------
         Ellen Cammer                                $50,001-$100,000
         Charles Graves III                                None
         Eugene Kirkwook                                   None


Auditors


      KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the trust's independent registered public accounting firm to audit and report on the trust's financial statements and financial highlights for the fiscal year ending January 31, 2006.


                       INVESTMENT OBJECTIVES AND POLICIES

      The prospectus discusses the investment objectives of the fund and the policies employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the investment objective of the fund will be achieved.

      The investment objective of the fund is high total return consisting of capital appreciation and current income. The fund's investment objective may be changed only with the approval of a majority of the fund's outstanding voting securities. There can be no assurance the fund's investment objective will be achieved.

      The fund seeks to achieve its objective by investing in a variable combination of equity and fixed-income securities. The percentages of the fund's assets invested in each of these types of securities are adjusted from time to time to conform to the asset allocation percentages most recently determined by the portfolio managers. Under normal market conditions, the fund will have between 65% and 85% of its assets invested in equity securities and between 15% and 35% in fixed-income securities. The mix of the fund's investments may vary from time to time.

      SBFM is responsible for the selection of specific securities on behalf of the fund and for determining the allocation of the fund's assets. Following the variable asset allocation strategy may involve frequent shifts among classes of investments and result in a relatively high portfolio turnover rate.

      The equity portion of the assets of the fund will consist primarily of common stocks of established companies traded on exchanges or over-the-counter that represent an opportunity for total return on a long-term basis. In evaluating companies for investment, SBFM selects securities of companies that it believes are undervalued based on relevant indicators such as price/earnings ratios and forecast growth, as well as balance sheet, profitability and risk analysis. Equity investments may be made without regard to the size of companies and generally will be made in a broad spectrum of industries. The fund may also invest in preferred stock, securities convertible into or exchangeable for common stock, and warrants.

      The fixed income portion of the fund's assets will be composed primarily of investment-grade corporate bonds, debentures and notes, asset-backed and mortgage-backed securities and obligations of the United States government or its agencies or instrumentalities ("U.S. government securities"). The fund's fixed income assets may be short-, medium- or long-term, as determined at the discretion of SBFM based upon an evaluation of economic and market trends. When SBFM believes that a defensive investment posture is warranted or when attractive investment opportunities do not exist, the fund may temporarily invest all or a portion of its assets in short-term money market instruments. The money market securities in which the fund may invest include commercial paper, bank obligations (possibly including community investments) and short-term U.S. government securities.

      Up to 25% of the fund's assets may be invested in equity and debt securities of foreign issuers. The fund also may write covered call options, lend its portfolio securities and invest in real estate investment trusts. Risk factors and special considerations associated with the fund's investments are described below.

      SBFM believes that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies which offer attractive long-term investment potential. SBFM believes that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its consumer franchise. Top quality management teams who successfully balance their companies' business interests with their social influences can gain significant competitive advantages over the long run, which may result in increased shareholder values and, therefore, better investments. The fund is designed to incorporate both social and financial criteria in all of its investment decisions.

      SBFM will attempt to emphasize companies that meet the fund's investment criteria and, relative to other companies in their industry, demonstrate a positive awareness of the environment in which they operate. In addition, SBFM has identified specific areas of social and financial concern and, thus, the fund will not purchase the debt or equity securities of any company that SBFM has significant reason to believe is engaged at the time of investment by the fund in any of the following:

      o     Tobacco production;
      o     Production of weapons;
      o     Ownership or design of nuclear facilities.

      These portfolio restrictions are based on the belief that a company will benefit from its social awareness by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact. These companies should be better prepared to respond to external demands and ensure that over the longer term they will be able to provide a positive return to both investors and society as a whole.

      SBFM will use its best efforts to assess a company's social performance. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The fund's trustees will monitor the social awareness criteria used by the fund and SBFM may, upon approval of the trustees, change the criteria used to rate the social performance of an issuer without prior notice or shareholder approval.

      While the application of the fund's social awareness criteria may preclude some securities with strong earnings and growth potential, SBFM believes that there are sufficient investment opportunities among those companies that satisfy the social awareness criteria to meet the fund's investment objective.

Additional Investment Strategies and Techniques

      In attempting to achieve its investment objective, the fund may employ, among others, one or more of the strategies and techniques set forth below. The fund is under no obligation to use any of the strategies or techniques at any given time or under any particular economic condition.

Equity Investments

      Convertible Securities. The fund may invest in convertible securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and thus may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Preferred Stock. The fund may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common stockholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and for that reason preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

      Warrants. The fund may invest in warrants, which entitle the fund to buy common stock at a specified date and price. Some of the risks associated with warrants are described below and under "Risk Factors."

Fixed Income Investments

      Mortgage and Asset-Backed Securities. The fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, and other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the fund having to reinvest proceeds at a lower interest rate. The fund may also purchase collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages, or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

      When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the fund may purchase or sell securities on a when-issued or delayed-delivery basis. The fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The fund will establish a segregated account consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery commitments. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets.

      Zero Coupon Securities. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

      United States Government Securities. The fund may invest in U.S. government securities. These include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities. Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.

      U.S. government securities include not only direct obligations of the United States Treasury, but also include securities issued or guaranteed by the Federal Housing Administration, Federal Financing Bank, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Maritime Administration, Resolution Trust Corporation, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only if the fund's Manager determines the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

      Repurchase Agreements. The fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New

York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be monitored on an ongoing basis by SBFM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities while the fund seeks to assert these rights. SBFM, acting under the supervision of the trust's Board, reviews on an ongoing basis to evaluate potential risks, the value of the collateral and the creditworthiness of banks and dealers with which the fund enters into repurchase agreements.

      Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U,S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      Money Market Instruments. The money market instruments in which the fund may invest are U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and other banking institutions having total assets in excess of $500 million; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

      Bank Obligations. CDs are short-term, negotiable obligations of commercial banks; TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

      Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulations. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

      Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

      In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis. Savings and loan associations, the CDs of which may be purchased by the fund, are supervised by the Office of Thrift Supervision and are insured by the Savings Association and Insurance Fund. As a result, such savings and loan associations are subject to regulation and examination.

      Commercial Paper. Commercial paper is a short-term, unsecured negotiable promissory note of a domestic or foreign company. The fund may invest in short-term debt obligations of issuers that at the time of purchase are rated A-2, A-1 or A-1+ by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Prime-2 or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings of S&P or Moody's. A discussion of S&P and Moody's rating categories appears in Appendix B to this statement of additional information.

      Variable Rate Demand Notes (VRDNs). The fund also may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes are direct lending arrangements between the fund and an issuer, and are not normally traded in a secondary market. The fund, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SBFM will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

Derivative Investments

      Options on Securities. The fund may write covered call options and enter into closing transactions with respect thereto. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

      Options written by the fund normally will have expiration dates between one and nine months from the date they are written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the market values of the underlying securities at the times the options are written. The fund may write (a) in-the-money call options when SBFM expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

      So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold requiring the fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the domestic securities exchange on which the option is written.

      An option position may be closed out only where there exists a secondary market for an option of the same series on a securities exchange or in the over-the-counter market. The fund expects to write options only on domestic securities exchanges. The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

      Although the fund generally will write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and the domestic securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      Securities exchanges have established limitations governing the maximum number of calls and puts of each class that may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different national securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of SBFM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

      In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying securities an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expense in connection with any such purchase or borrowing.

      Futures and Options on Futures. When deemed advisable by SBFM, the fund may enter into interest rate futures contracts, stock index futures contracts and related options that are traded on a domestic exchange or board of trade. These transactions may, but need not, use derivative contracts, such as futures and options on securities or securities indices, options on these futures, and interest rate futures, for the purpose of hedging against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or stock prices, or as a substitute for buying or selling securities or as a cash flow management technique.

      An interest rate futures contract provides for the future sale by the one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An option on an interest rate or stock index contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option.


      The Commodity Futures' Trading Commission (the "CFTC") has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from registration as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rules changes, the fund is no longer restricted in its ability to enter into futures contracts and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a fund's long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.


      The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities or index on the one hand, and price movements in the securities that are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time.

Other Investments

      Foreign Securities. As described above, the fund may invest a portion of its assets in securities of foreign issuers, including securities denominated in foreign currencies. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks are described in "Risk Factors" below.

      American, European, Global and Continental Depositary Receipts. The fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are U.S. dollar-denominated receipts typically issued by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

      ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

      Eurodollar or Yankee Obligations. The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

      Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. The fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in a segregated account in an amount equal to 100% of the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."

      By lending its securities, the fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust's Board must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBFM to be of good standing and will not be made unless, in its judgment, the consideration to be earned from such loans would justify the risk. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

      Reverse Repurchase Agreements. In order to generate additional income, the fund may engage in reverse repurchase agreement transactions with banks, broker-dealers and other financial intermediaries. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the fund would assume the role of seller/borrower in the transaction. The fund will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities.

      Illiquid Securities. Up to 15% of the assets of the fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded. The fund has no present intention to invest more than 10% of its assets in the aggregate in illiquid securities.

      Venture Capital Investments. The fund may invest up to 5% of its total assets in venture capital investments, that is, new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses. The disposition of U.S. venture capital investments, which may include limited partnership interests, normally would be restricted under Federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions or in public offerings registered under the Securities Act of 1933, as amended. The fund also may be subject to restrictions contained in the securities laws of other countries in disposing of portfolio securities. As a result of these restrictions, the fund may be unable to dispose of such investments at times when disposal is deemed appropriate due to investment or liquidity considerations; alternatively, the fund may be forced to dispose of such investments at less than fair market value. Where registration is required, the fund may be obligated to pay part or all of the expenses of such registration.

Risk Factors

      The following risk factors are intended to supplement the risks described above and those in the fund's prospectus.

      General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

      Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the fund's net assets. Included within that amount, but not to exceed 2% of the value of the fund's net assets, may be warrants that are not listed on the NYSE or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

      Securities of Unseasoned Issuers. Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

      Fixed Income Securities. Investments in fixed income securities may subject the fund to risks, including the following:

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yielding securities.

      Lower Rated Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but Moody's considers such securities to have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the fund, the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

      Repurchase Agreements. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

      Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

      There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

      Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund's securities are quoted would reduce the fund's net asset value per share.

      Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

      Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

      One or more of the risks discussed above could affect adversely the economy of a developing market or the fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that the fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

      Many of the fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

      Derivative Instruments. In accordance with its investment policies, the fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

      Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate and mortgage transactions. The following are the principal risks associated with derivative instruments.

      Market risk. The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

      Leverage and associated price volatility. Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

      Credit risk. The issuer of the instrument may default on its obligation to pay interest and principal.

      Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund's restrictions on illiquid investments.

      Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

      Each derivative instrument purchased for the fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

      Special Risks of Writing Options. Option writing for the fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by SBFM. Successful use by the fund of options will be subject to SBFM's ability to predict correctly movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund's performance.

      The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

      Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

      At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for futures and for debt securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and credit-worthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

      Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Disclosure of Portfolio Holdings

      The funds have adopted policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager, with respect to the disclosure of the funds' portfolio securities and any ongoing arrangements to make available information about each fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund's portfolio holdings is in the best interests of such fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of SBAM or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

      CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

      Under the policy, a fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund's holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the funds' Internet site that is accessible by the public, or through public release by a third party vendor.

      The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

      1. A fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

      2. A fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

      3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

      4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

      5. A fund's sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund's out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

      6. A fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

      Under the policy, if information about a fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund's portfolio securities will be reviewed at least annually by a fund's Board.

      The approval of a fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to a fund's Board at its next regularly scheduled meeting.


      Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website www.citigroupam.com

      Set forth below are charts showing those parties with whom CAM, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

      As of April 1, 2005, each of the funds described in this Statement of Additional Information releases its portfolio holdings to the following recipients:

Recipient                                     Frequency         Delay before dissemination
---------------------------------------       -------------     ----------------------------------
State Street Bank & Trust Co.,                Daily             None
  (Fund Custodian and Accounting Agent)
Institutional Shareholders Services,          As necessary      None
  (Proxy Voting Services)
Bloomberg                                     Quarterly         25 Calendar days after Quarter End
Lipper                                        Quarterly         25 Calendar days after Quarter End
S&P                                           Weekly            None
Morningstar                                   Quarterly         25 Calendar days after Quarter End
Vestek                                        Daily             None
Factset                                       Daily             None

      As of April 1, 2005, the funds described in this Statement of Additional Information, except if otherwise noted below, may also release its portfolio holdings to the following recipients:

Baseline                                Daily                   None
-----------------------------------     --------------------    ---------------------------
Frank Russell                           Monthly                 1 Day
Callan                                  Quarterly               25 Days after Quarter End
Mercer                                  Quarterly               25 Days after Quarter End
EVestment Alliance                      Quarterly               25 Days after Quarter End
CRA RogersCasey                         Quarterly               25 Days after Quarter End
Cambridge Associates                    Quarterly               25 Days after Quarter End
Marco Consulting                        Quarterly               25 Days after Quarter End
Wilshire                                Quarterly               25 Days after Quarter End
Informa Investment Services (Efron)     Quarterly               25 Days after Quarter End
CheckFree (Mobius)                      Quarterly               25 Days after Quarter End
Nelsons Information                     Quarterly               25 Days after Quarter End
Investors Tools                         Daily                   None
Advent                                  Daily                   None
BARRA                                   Daily                   None
Plexus                                  Quarterly               Sent the 1-3 business day
                                                                  following the end of a
                                                                  Quarter
Elkins/McSherry                         Quarterly (Calendar)    Sent the first business day
                                                                  following the end of a
                                                                  Quarter
Quantitative Services Group             Daily                   None


Investment Restrictions

      The trust has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 6 below have been adopted by the trust with respect to the fund as fundamental policies. Under the 1940 Act, a fundamental policy of the fund may not be changed without the vote of a majority of the fund's outstanding voting securities, as defined in the 1940 Act. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 7 through 14 may be changed by vote of a majority of the trust's Board at any time.

      Under the investment policies adopted by the trust the fund may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and
            (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchasing securities on margin. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the fund.

      8.    Making short sales of securities or maintaining a short position.

      9. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10% of the value of the fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered call options and (b) collateral arrangements with respect to (i) the purchase and sale of options on stock indices and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.

      10. Investing in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

      11. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that the fund may write covered call options.

      12. Purchasing illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

      13. Making investments for the purpose of exercising control or management.

Portfolio Turnover

      The fund does not intend to seek profits through short-term trading. Nevertheless, the fund will not consider turnover rate a limiting factor in making investment decisions.

      Under certain market conditions, the fund may experience increased portfolio turnover as a result of its options activities. For instance, the exercise of a substantial number of options written by the fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. In addition, the fund may experience increased portfolio turnover as a result of the asset allocation strategy it employs. The portfolio turnover rate of the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

      For the fiscal years ended January 31, 2005, 2004 and 2003, the portfolio turnover rates of the fund were: 42%, 45%, and 56%, respectively.

Portfolio Transactions

      Decisions to buy and sell securities for the fund are made by the Manager, subject to the overall review of the fund's Board. Although investment decisions for the fund are made independently from those of the other accounts managed by the Manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

      Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the Manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager, and the fees of the Manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the Manager in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

      The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

      Most of the purchases and sales of securities for the fund, whether transacted on a securities exchange or in the over-the-counter market, will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. Decisions to buy and sell securities for the fund are made by SBFM, which also is responsible for placing these transactions, subject to the overall review of the trust's trustees.

      Although investment decisions for the fund are made independently from those of the other accounts managed by SBFM, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

      Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality, respectively.

      The following table sets forth certain information regarding the payment of brokerage commissions by the fund:


                                        Fiscal Year
                                      Ended January 31                 Fund
                                      ----------------               --------
Total Brokerage Commissions                 2003                     $417,070
                                            2004                      371,168
                                            2005                      254,333

Commissions paid to CGM                     2003                     $ 12,019
                                            2004                       17,295
                                            2005                        2,760
% of Total Brokerage Commissions
paid to CGM                                 2005                        1.09%

% of Total Transactions involving
Commissions paid to CGM                     2005                        1.07%


      The total brokerage commissions paid by the fund for each fiscal year vary primarily because of increases or decreases in the fund's volume of securities transactions on which brokerage commissions are charged.


      In selecting brokers or dealers to execute portfolio transactions on behalf of the fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Management Agreement between the trust and SBFM relating to the fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended January 31, 2005, the fund directed brokerage transactions totaling $761,371,703 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the fund total $1,201,422. The fees under the Management Agreement relating to the fund between the trust and SBFM are not reduced by reason of the fund's receiving such brokerage and research services. The trust's Board periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund.


      To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions (including commodities transactions) for the fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of SBFM, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the board of trustees has expressly authorized CGM to effect such transactions, and (b) CGM annually advises the trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except when better prices and executions may be obtained elsewhere. The fund may, from time to time, in accordance with an exemptive order granted by the SEC, enter into principal transactions involving certain money market instruments with CGM and certain CGM affiliated dealers.

                   PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Purchase of Shares

      General. Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. or PFS Shareholder Services (each, a "Sub-Transfer Agent," or collectively, the "Sub-Transfer Agents") are not subject to a maintenance fee.

      The Fund offers four Classes of shares: Classes A, B, C, and Y. Class A shares are sold to investors with an initial sales charge. Class B shares and Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. Class Y shares are sold without an initial sales charge or a deferred sales charge and are available only to investors investing a minimum of $15,000,000. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

      Investors in Class A, Class B and Class C shares may open an account by making an initial investment in the fund of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, unit holders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent.

      CGM Accounts. Purchases of shares of the fund must be made through a brokerage account maintained with CGM or a Service Agent. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the fund through the Transfer Agent. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class B, Class C, or Class Y shares.

      Purchase orders received by the fund or CGM prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund's Transfer Agent prior to the Transfer Agent's close of business. For shares purchased through CGM and Service Agents purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

PFS ACCOUNTS

      The fund offers two Classes of shares to investors purchasing through PFS Accounts. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions.

      Initial purchases of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application. The completed application should be forwarded to the Sub-Transfer Agent, Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent. In processing applications and investments, the Transfer Agent acts as agent for the investor and for PFS Investments and also as agent for the Distributor, in accordance with the terms of the prospectus. If the Transfer Agent ceases to act as such, a successor company named by the trust will act in the same capacity so long as the account remains open.

      Shares purchased will be held in the shareholder's account by the Sub-Transfer Agent.

      Initial purchases of fund shares may be made by wire. Before sending the wire, the PFS Investments Registered Representative must contact the Sub-Transfer Agent, Primerica Shareholder Services, at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact the Sub-Transfer Agent at (800) 544-5445 to obtain proper wire instructions.

      Shareholders who establish telephone transaction authority on their accounts and supply bank account information may make additions to their accounts at any time. Shareholders should contact the Sub-Transfer Agent at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. By requesting a subsequent purchase by telephone, you authorize the Sub-Transfer Agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the Sub-Transfer Agent because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

      Additional information regarding the Sub-Transfer Agent's services may be obtained by contacting the Client Services Department at (800) 544-5445.

      Other Accounts. The fund offers two Classes of shares to investors purchasing through Other Accounts: Class A shares and Class B shares.

      Each Service Agent has agreed to transmit to its customers who are shareholders of the fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for promptly transmitting orders of its customers. Your Service Agent is the shareholder of record for the shares of the fund you own.

Additional General Information

      Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the Service Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by CGM, PFS Investments or PFPC Inc. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

      Initial Sales Charge Alternative - Class A Shares. The sales charges applicable to purchases of Class A shares of the fund are as follows:

                                                                         Broker/Dealers
                            Sales Charge as        Sales Charge as       Commission as %
  Amount of Investment    % of Offering Price   % of Amount Invested    of Offering Price
  --------------------    -------------------   --------------------    -----------------
Less than $25,000                   5.00%                 5.26%                 4.50%
$   25,000 - 49,999                 4.25                  4.44                  3.83
    50,000 - 99,999                 3.75                  3.90                  3.38
   100,000 - 249,999                3.25                  3.36                  2.93
   250,000 - 499,999                2.75                  2.83                  2.48
   500,000 - 999,999                2.00                  2.04                  1.80
 1,000,000 or more                    -0-                   -0-           Up to 1.00*

----------
* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

      Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by any "person", which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

      Initial Sales Charge Alternative - Class C Shares. Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Alternatives" below.

      Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc., (ii) the Bright Start and Scholars Choice(TM) College Savings Program, and (iii) a pension, profit sharing or other benefit plan for employees of Citigroup and its subsidiaries).

      Initial Sales Charge Waivers for Class A Shares. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees (including retired board members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Service Agent's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Service Agent's prior employer, (ii) was sold to the client by the Service Agent, and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the same fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the CGM 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with Citistreet Retirement Programs;
(k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distributed proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participants in the CGM ExecChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

      Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

      The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the portfolio's Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this Statement of Additional Information.

      Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the portfolio's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

      Accumulation Privilege -- lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

      o     you; or
      o     your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

      Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.-Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

      If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

      Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

      Letter of Intent -- helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

      (1) $25,000            (4) $250,000

      (2) $50,000            (5) $500,000

      (3) $100,000           (6) $1,000,000

      Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

      When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

      Eligible Fund Purchases. Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:

      Shares of Smith Barney Exchange Reserve Fund
      Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares) Class C shares of Smith Barney Inflation Management Fund

      Class C shares of Smith Barney Intermediate Maturity California Municipals
        Fund
      Class C shares of Smith Barney Intermediate Maturity New York Municipals
        Fund
      Class C shares of Smith Barney Limited Term Portfolio
      Class C shares of Smith Barney Money Funds, Inc.-Cash and Government
        Portfolios
      Class C shares of Smith Barney Short Duration Municipal Income Fund
      Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

      This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

      Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Consultant, you should check with that financial professional to see which accounts may be combined.

      Eligible Prior Purchases: You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

      Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

      Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

      Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See "Failure to Meet Asset Level Goal" below. Exchanges in accordance with a fund's prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

      Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See "Failure to Meet Asset Level Goal" below.

      Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

      Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

      Deferred Sales Charge Alternatives. Deferred sales charge shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the fund. A deferred sales charge, however, may be imposed on certain redemptions of these shares. "Deferred sales charge shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a deferred sales charge.

      Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class C shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

      Class C shares and Class A shares that are Deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the CGM 401(k) Program, as described below. See "Purchase of Shares-CGM Retirement Programs."

     ----------------------------------------------------------------------
          Year Since Purchase
          Payment Was Made                       Deferred Sales Charge
     ----------------------------------------------------------------------
          First .................................        5.00%
          Second ................................        4.00
          Third .................................        3.00
          Fourth ................................        2.00
          Fifth .................................        1.00
          Sixth and thereafter ..................        0.00

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

      In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the redemption. The amount of any deferred sales charge will be paid to CGM.

      To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.


      Waivers of Deferred Sales Charge. The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) "redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70-1/2." In addition, shareholders who purchased shares subject to a Deferred Sales Charge prior to the date of implementation of this new policy will be "grandfathered" and will be eligible to obtain the waiver at age 59-1/2 by demonstrating such eligibility at the time of redemption; (e) involuntary redemptions; and (f) redemptions of shares to effect the combination of the fund with any other investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.


      Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

      Smith Barney Retirement Programs. The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

      There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

      The class of shares you may purchase depends on the amount of your initial investment:

      Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

      Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

      If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

      Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

      For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Exchange Privilege

      As your needs change, you may wish to reposition your investments. With Smith Barney Mutual Funds, you have the ability to exchange your shares of most Smith Barney Mutual Funds for those of others within the family.

      Except as otherwise noted below, shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any fund imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

      Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

      Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in another Smith Barney may do so without imposition of any charge.

      Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

      During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Redemption of Shares

      The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until receipt of further instructions. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Your Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Share Certificates

      The fund no longer issues share certificates. If you currently hold share certificates, such certificates will continue to be honored.

      Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the fund. Any applicable deferred sales charge will not be waived on amounts withdrawn by a shareholder that do not exceed 1.00% per month of the value of the shareholder's shares subject to the deferred sales charge at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the deferred sales charge.)

      Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board may deem advisable; however, payments shall be made wholly in cash unless the Board believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

      CGM Accounts - Redemption Procedure

      Shares held by CGM as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

      Smith Barney Equity Funds
        Smith Barney Social Awareness Fund
      Class A, B, C, or Y (please specify)
      c/o PFPC Inc.
      P.O. Box 9699
      Providence, Rhode Island  02940-9699

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent or Sub-Transfer Agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

      Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

      Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (eastern time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (eastern time) on any day on which the NYSE is open.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor any of its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

      PFS Accounts - Redemption Procedures

      Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the Sub-Transfer Agent, Primerica Shareholder Services, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact the Sub-Transfer Agent at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

      The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

      Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request is subject to a 20% federal income tax and is to be withheld from the proceeds of the redemption check.

      A shareholder may utilize the Sub-Transfer Agent's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting the Sub-Transfer Agent at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach the Sub-Transfer Agent because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

      After following the redemption guidelines stated in the prospectus and this SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH transfer directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days), as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

      Other Accounts - Redemption Procedures

      Each Service Agent has agreed to transmit to its customers who are shareholders of the fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for promptly transmitting orders for its customers.

      Shareholders may redeem or exchange fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

                                   DISTRIBUTOR

      Effective June 5, 2000, the fund entered into agreements ("Distribution Agreements") with CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, located at 3120 Breckinridge Blvd., Duluth, Georgia 30099, to distribute the fund's shares on a best efforts basis. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

      When payment is made by the investor before settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to the settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs the Distributor to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Smith Barney money market fund, and affiliates of CGM that serve the fund in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The trust's Board has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management, Administration and Distribution Agreements for continuance.

Distribution Arrangements


      To compensate CGM or PFS Distributors, as the case may be, for the services they provide and for the expenses they bear under the Distribution Agreements, the trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the trust pays CGM and, with respect to Class A and Class B shares of the fund, PFS Distributors, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the fund's Class A, Class B and Class C shares to cover expenses primarily intended to result in the sale of those shares. In addition, the trust pays CGM and with respect to Class B shares of the fund, PFS Distributors, a distribution fee with respect to the fund's Class B and Class C shares primarily intended to compensate CGM and PFSI for its initial expense of paying its Service Agents a commission upon sales of those shares. In addition, these expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; interest and/or carrying charges; and indirect and overhead costs associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. The Class B and Class C distribution fees are calculated at the annual rate of 0.75% for the Social Awareness Fund of the value of the fund's average daily net assets attributable to the shares of that class.


      With respect to fund shares held in PFS Accounts, the service and distribution fees are paid to PFS Distributors, which in turn, pays PFS Investments (PFSI) to pay its PFS Investments Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFS Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses.

      For the fiscal year ended January 31, 2005, CGM and/or PFS Distributors incurred the following distribution expenses for the fund:


              Financial                         Marketing
             Consultant         Branch        & Advertising      Printing
Class       Compensation       Expenses         Expenses         Expenses          Total
-----       ------------       --------       -------------      --------       ----------
A            $  455,835        $257,845          $    --           $   --       $  713,681
B               752,595          88,516           29,192            2,314          872,617
C               127,436          85,905            5,619            1,025          219,986
             ----------        --------          -------           ------       ----------
             $1,335,867        $432,266          $34,811           $3,339       $1,806,283
             ==========        ========          =======           ======       ==========


      PFS Investments may be deemed to be an underwriter for purposes of the 1933 Act. From time to time, PFS Distributors or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Investments Registered Representatives who sell shares of the fund.

Commissions on Class A Shares

      For fiscal years ended January 31, 2003, 2004 and 2005 the aggregate dollar amounts of commissions paid on Class A shares were as follows:


                   Fiscal Year        Fiscal Year           Fiscal Year
                  Ended 1/31/03      Ended 1/31/04         Ended 1/31/05
                  -------------      -------------         -------------
                    $356,000           $507,000              $468,000


      For fiscal years ended January 31, 2003, 2004 and 2005, the aggregate dollar amounts of commissions paid to PFS Distributors and/or PFSI on Class A shares were as follows:


                   Fiscal Year        Fiscal Year       Fiscal Year
                  Ended 1/31/03      Ended 1/31/04     Ended 1/31/05
                  -------------      -------------     -------------
                    $485,942           $428,003          $350,598

Commissions on Class C shares.

      For the fiscal years ended January 31, 2003, 2004 and 2005, the aggregate dollar amounts of commission on Class C share were as follows:


                   Fiscal Year        Fiscal Year       Fiscal Year
                  Ended 1/31/03      Ended 1/31/04     Ended 1/31/05
                  -------------      -------------     -------------
                     $21,000            $20,000             $0


Deferred Sales Charges (paid to CGM)


                   Fiscal Year        Fiscal Year       Fiscal Year
                  Ended 1/31/03      Ended 1/31/04     Ended 1/31/05
                  -------------      -------------     -------------
Class A                $0                 $0                $0

                   Fiscal Year        Fiscal Year       Fiscal Year
                  Ended 1/31/03      Ended 1/31/04     Ended 1/31/05
                  -------------      -------------     -------------
Class B             $174,000           $716,000          $134,000

                   Fiscal Year        Fiscal Year       Fiscal Year
                  Ended 1/31/03      Ended 1/31/04     Ended 1/31/05
                  -------------      -------------     -------------
Class C              $1,000               $0              $2,000


Deferred Sales Charge (paid to PFS Distributors and/or PFSI)


                   Fiscal Year        Fiscal Year       Fiscal Year
                  Ended 1/31/03      Ended 1/31/04     Ended 1/31/05
                  -------------      -------------     -------------
Class B             $145,055           $137,974           $95,516


Distribution and Service Fees


                   Fiscal Year        Fiscal Year       Fiscal Year
                  Ended 1/31/03      Ended 1/31/04     Ended 1/31/05
                  -------------      -------------     -------------
Class A             $680,397           $653,675          $676,282

                   Fiscal Year        Fiscal Year       Fiscal Year
                  Ended 1/31/03      Ended 1/31/04     Ended 1/31/05
                  -------------      -------------     -------------
Class B            $1,150,156         $1,033,565        $1,030,863

                   Fiscal Year        Fiscal Year       Fiscal Year
                  Ended 1/31/03      Ended 1/31/04     Ended 1/31/05
                  -------------      -------------     -------------
Class C             $229,791           $203,431          $210,484


      Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the trust's board of trustees, including a majority of the independent trustees who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreements. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments to the Plan also must be approved by the trustees and such independent trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of such independent trustees or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFS will provide the trust's board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                               VALUATION OF SHARES

      Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on the observance of New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the trust in valuing assets of the fund.

      A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price, or, if there is no official closing price on that day, at the last sale price. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted on the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by the trust's Board. In carrying out the Board's valuation policies, SBFM, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the trustees determine that amortized cost is fair value.


      Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a portfolio may not take place contemporaneously with the determination of the prices of investments held by the fund. As a result, the fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to such portfolio. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will be reflected in the fund's net asset value if management, under the supervision of the trust's Board determines that the particular event would materially affect the net asset value.


      Debt securities of domestic issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with the Pricing Service approved by the trust's Board. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the trust's Board.

      An option written by the fund is generally the valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price as determined by or under the direction of the Board.

                           DIVIDENDS AND DISTRIBUTIONS

      The fund's policy is to declare and pay quarterly dividends from its net investment income and dividends from net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains, in order to avoid federal excise tax liability. If a shareholder does not otherwise instruct, dividends and capital gain distributions will be automatically reinvested in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly by the Transfer Agent should notify the Transfer Agent in writing, requesting a change to this reinvest option.

      The per share amount of dividends from net investment income on Class B and Class C may be lower than that of Classes A and Y, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of dividends from net investment income on Class A shares may be lower than that of Class Y, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same amount across all Classes of a fund's shares (A, B, C and Y).

                                      TAXES

      The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

      The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

      As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

      At January 31, 2004, the fund had, for U.S. federal income tax purposes, no unused capital loss carryforwards available to offset future capital gains of the Fund that were reorganized prior to January 31, 2012.

      The Code imposes a 4% nondeductible excise tax on the fund to the extent the fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

      If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

      The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

      The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

      Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from a fund's investments.

      Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

      Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

      The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

      Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

      Special rules, however, apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

      We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

      If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

      Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

      Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

      Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

      Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

      Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

      Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

      Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      Taxation of Non-U.S. Shareholders. Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

      In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

      Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

      Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

      However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established U.S. securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

      The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                             ADDITIONAL INFORMATION

      The trust was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated January 8, 1986, as amended from time to time. As such, the trust is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of the fund with a par value of $.001 per share. The trust commenced business as an investment company on March 3, 1986, under the name Shearson Lehman Special Equity Portfolios. On December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the trust changed its name to SLH Equity Portfolios, Shearson Lehman Brothers Equity Portfolios, Shearson Lehman Brothers Equity Funds, Smith Barney Shearson Equity Funds and Smith Barney Equity Funds, respectively.

      The fund offers shares of beneficial interest currently classified into four classes - A, B, C and Y. Each Class represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class;
(c) the distribution and/or service fees borne by each Class except Class Y; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's Board does not anticipate that there will be any conflicts among the interests of the holders of the different classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

      The trust does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. Shareholders of record owning no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

      When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the trust will be voted on a trust-wide basis on all matters except matters affecting only the interest of the fund or specific Class.

      The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA 02110, pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by sub-custodian banks approved by the fund's trustees. State Street also is reimbursed by the fund for its out-of-pocket expenses.

      The Transfer Agent is located at 125 Broad Street, New York, New York, 10004. For its services as transfer agent, Citicorp Trust Bank, fsb receives fees charged to the fund at an annual rate based upon the number of shareholder accounts maintained during the year.

      The trust sends shareholders of the fund a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the trust consolidates the mailing of the fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receives a single copy of each report. In addition, the trust also consolidates the mailing of the fund's prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) receives a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact a Service Agent or the Transfer Agent.

      The trust's Distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may vary. Citigroup affiliates may make similar payments under similar arrangements.


Legal Matters

      Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc. (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

      On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

       It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

       As of the date above, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.


                                OTHER INFORMATION

      Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

      Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.


      That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.


      Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.



      Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                              FINANCIAL STATEMENTS


      The Annual Report of the fund for the fiscal year ended January 31, 2005 is incorporated herein by reference in its entirety. The Annual Report was filed on April 7, 2005, accession number 0001133228-05-000232.

                                   APPENDIX A

                      Proxy Voting Policies and Procedures

      The Trustees of the fund have delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

      In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.


      In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g., CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.


      In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

      CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. It if is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                   APPENDIX B
                               Securities Ratings

Description of Ratings

Description of S&P Corporate Bond Ratings

                                       AAA

      Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                       AA

      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

      Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                       BBB

      Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                  BB, B and CCC

      Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings

                                       Aaa

      Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

      Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

      Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

      Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

      Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

      Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Commercial Paper Ratings

      The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Fitch, Inc. utilizes the rating F1+ to indicate issues regarded as having an exceptional capacity for timely payment of financial commitments. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+. The F2 rating indicates a satisfactory capacity for timely payment of financial commitments; however, the margin of safety is not as great as in the case of higher ratings. When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor. It also considers developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

      Various NRSROs utilize rankings within ratings categories indicated by a + or -. The funds, in accordance with industry practice, recognize such ratings within categories as gradations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information


Item 23. Exhibits


All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 9, 1986 (File Nos. 33-2627 and 811-4551).

(a)(1) Amended and Restated Master Trust Agreement and all Amendments are incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on January 31, 1994 ("Post-Effective Amendment No. 26").

(a)(2) Amendment dated October 14, 1994 and Form of Amendment to Amended and Restated Master Trust Agreement are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on November 7, 1994 ("Post-Effective Amendment No. 29").

(a)(3) Amendment to Master Trust Agreement dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.

(a)(4) Articles of Amendment to Articles of Incorporation dated April 29, 2004 is incorporated by reference to Post-Effective Amendment No. 52.

(b)(1) Registrant's By-Laws are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on February 25, 1986 ("Pre-Effective Amendment No. 1").

(b)(2) Amended and Restated By-Laws of Smith Barney Open-End Funds that are Massachusetts Business Trusts is incorporated by reference to Post-Effective Amendment No. 51.

(c) Form of share certificate for Class A, B, C and Y shares will be filed by amendment.

(d)(1) Investment Advisory Agreement between Registrant and Smith Barney Strategy Advisers Inc., with respect to Concert Social Awareness Fund, is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement filed on January 30, 1996 ("Post-Effective Amendment No. 31").

(d)(2) Investment Advisory Agreement between Registrant and Greenwich Street Advisors (relating to the Growth and Income Fund) dated May 22, 1993 is incorporated by reference to Post-Effective Amendment No. 26.

(e)(1) Distribution Agreement between Registrant and Smith Barney Shearson dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 26.

(e)(2) Distribution Agreement between the Registrant and CFBDS, Inc. dated October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.

(e)(3) Selling Group Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.

(e)(4) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(e)(5) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(f)        Not applicable.

(g)(1) Custodian Agreement between Registrant and PNC Bank, National Association ("PNC Bank") is incorporated by reference to Post-Effective Amendment No. 31.

(g)(2) Custodian Agreement between Registrant and State Street Bank and Trust Company ("State Street") is incorporated by reference to Post-Effective Amendment No. 50.

(h)(1) Administration Agreements between Registrant and SBMFM (relating to the Growth and Income Fund and Strategic Investors Fund) dated May 4, 1994 are incorporated by reference to Post- Effective Amendment No. 29.

(h)(2) Transfer Agency Agreement between Registrant and First Data Investor Services Group (formerly The Shareholder Services Group, Inc.) dated August 5, 1993 is incorporated by reference to Post-Effective Amendment No. 26.

(h)(3) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(h)(4) Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(h)(5) Form of Sub-Transfer Agency Agreement between the Registrant and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(i) Opinion of Robert A. Vegliante, Deputy General Counsel of Smith Barney Mutual Funds Management Inc. filed with the Registrant's rule 24-f2 (Accession No. 000091155-97-000182) is incorporated by reference.


(j)(1) Consent of Independent Registered Public Accounting Firm is filed herein.

(j)(2)     Power of Attorney dated March 23, 2005 is filed herein.




(k)        Not applicable.

(l)        Not Applicable.

(m)(1) Prototype Defined Contribution Plan relating to 401(k) program is incorporated by reference to Post-Effective Amendment No. 33.

(m)(2) Form of Individual Retirement Account Disclosure Statement is incorporated by reference to Post-Effective Amendment No. 33.

(m)(3) Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Growth and Income Fund and Concert Social Awareness Fund are incorporated by reference to Post-Effective Amendment No. 29.

(m)(4) Performance information is incorporated by reference to Post-Effective Amendments No. 9 and 10.

(m)(5) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.

(m)(6) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney and PFS Distributors Inc. is incorporated by reference to Post-Effective Amendment No. 49 filed on May 30, 2001.

(m)(7) Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective Amendment No. 52.

(n)        Not Applicable.

(o)(1) Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 31.

(o)(2) Amended Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 46 filed on April 1, 1999.

(p)(1) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 48 Filed on May 26, 2001.

(p)(2) Code of Ethics of Citigrtoup Global Markets Inc. (f/k/a Salomon Smith Barney) is incorporated by reference to Post-Effective Amendment No. 51.

(p)(3) Code of Ethics of PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 51.


Item 24. Persons Controlled by or Under Common Control with Registrant


         None


Item 25. Indemnification


The response to this item is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement.


Item 26. Business and Other Connections of Investment Adviser


Investment Adviser - Smith Barney Fund Management LLC ("SBFM").

SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 25 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 SEC File No. 801-8314).


Item 27.  Principal Underwriters


(a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc. Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

      PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor of the certain series for the following funds:
Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 26 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.


Item 28. Location of Accounts and Records


(1)   With respect to the Registrant's Investment Adviser:
      Smith Barney Fund Management LLC
      399 Park Avenue
      New York, New York 10022

(2)   With respect to the Registrant's Transfer Agent:
      CitiCorp Trust Bank, fsb. f/k/a
      Travelers Bank and Trust, fsb
      125 Broad Street
      New York, New York 10004

(3)   With respect to the Registrant's Custodian:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110

(4)   With respect to the Registrant's Sub-Transfer Agent:
      PFPC Inc.
      P.O. Box 9699
      Providence, Rhode Island  02940

(5)   With respect to the Registrant's Sub-Transfer Agent:
      Primerica Shareholder Services
      P.O. Box 9699
      Providence, RI 02940-9699

(6)   With respect to the Registrant's Co-Distributors:
      Citigroup Global Markets Inc.
      388 Greenwich Street
      New York, New York 10013

      PFS Distributors, Inc.
      3100 Breckinridge Boulevard, Building 200
      Duluth, Georgia 30099-0062

Item 29. Management Services


         Not Applicable.


Item 30. Undertakings


         Not Applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 27th day of May, 2005.


                                    SMITH BARNEY EQUITY FUNDS

                                    By: /s/ R. Jay Gerken*
                                    Chairman of the Board, President and
                                    Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                                Date



/s/ R. Jay Gerken              Chairman of the                    May 27, 2005
R. Jay Gerken                  Board and
                               Chief Executive Officer


/s/ Robert Brault              Chief Financial Officer and        May 27, 2005
Robert Brault                  Treasurer


/s/ Lee Abraham*               Trustee                            May 27, 2005
Lee Abraham


/s/Jane F. Dasher*             Trustee                            May 27, 2005
Jane F. Dasher

/s/ Richard E. Hanson*         Trustee                            May 27, 2005
Richard E. Hanson


/s/ Paul Hardin*               Trustee                            May 27, 2005
Paul Hardin


/s/ Roderick C. Rasmussen*     Trustee                            May 27, 2005
Roderick C. Rasmussen


/s/ John P. Toolan*            Trustee                            May 27, 2005
John P. Toolan

* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated March 23, 2005.


/s/ R. Jay Gerken
R. Jay Gerken

EXHIBITS


j.(1)  Auditors Consent
j.(2)  Power of Attorney